Exhibit 10.2
FIRST AMENDMENT TO
AGREEMENT FOR SALE OF PHOTOVOLTAIC PANELS
     This FIRST AMENDMENT TO AGREEMENT FOR SALE OF PHOTOVOLTAIC PANELS (“Amendment”) is made and entered into as of July 24, 2008, by and between Solyndra Inc., a Delaware corporation with principal offices at 47700 Kato Road, Freemont, California, 94538 (“SELLER”), and Solar Power Inc., a California corporation with principal offices at 1115 Orlando Drive, Roseville, California, 95661 (“BUYER”). SELLER and BUYER may be referred to individually as a “Party” and collectively as the “Parties”.
     A. WHEREAS SELLER and BUYER are parties to that certain Agreement for Sale of Photovoltaic Panels dated February 19, 2007 (“Agreement”);
     B. WHEREAS Section 11(i) of the Agreement provides that any amendment or modification thereto must be in writing, signed by a duly authorized representative of each Party; and
     C. WHEREAS SELLER and BUYER desire to set forth in writing the following amendment to the Agreement.
     NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BUYER and SELLER hereby agree as follows:
     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein have the respective meanings assigned to them in the Agreement.
     2. Amendment of Agreement.
          (a) Section 2(a) — Price. Section 2(a) of the Agreement his hereby deleted in its entirety and replaced with the following text:
“(a) Price.
Subject to Section 2(b) of this Agreement, the purchase price for the Goods shall be as set forth on Exhibit B. Notwithstanding the foregoing sentence, SELLER shall reduce the purchase price if and as necessary to ensure it is not greater than the price contemporaneously paid to SELLER by any third party for substantially similar volumes of Goods on substantially similar terms and conditions; provided, a price adjusted pursuant to this clause shall not be retroactive and shall not entitle the BUYER to any refunds or credits.”
          (b) Section 2(b) — Commitment. Section 2(b) of the Agreement is hereby deleted in its entirety and replaced with the following text:
“(b) Commitment.
SELLER recognizes that performance to product specification will determine product value to BUYER. Value determination of SELLER’s Goods includes third party certification based upon standard performance metrics. Additionally, Seller warrants that panel name plate rating will be equal to or greater than 150Wp or equivalent. BUYER agrees that upon successful completion of third party certification of the Goods, BUYER will be obligated to purchase completed Goods at the prices designated in Exhibit B.”

          (c) Section 2(d) — Payment. Section 2(d) of the Agreement is hereby deleted in its entirety and replaced with the following text:
“(d) Invoicing and Payment.
SELLER shall prepare an invoice to accompany each individual delivery of the Goods and all other documents required to effect shipment of such Goods. BUYER shall pay all amounts specified in each invoice within: (i) sixty (60) days, in 2008 and 2009 or (ii) thirty (30) days in 2010, 2011 and 2012, of the receipt of such invoice or the receipt of the Goods, whichever is later, if the invoice and the Goods are not delivered to BUYER together. Payments shall be by company check, wire transfer of immediately available funds to an account designated by SELLER in the invoice, or by other means of payment as agreed and accepted by SELLER.
     (d) Section 3 - Forecast. Section 3 is hereby deleted in its entirety and replaced with the following text:
3. Forecast.
On or before August 1, 2008 and prior to the start of each calendar year thereafter, BUYER will issue to SELLER a proposed, written schedule of purchase volumes by calendar quarter. Upon mutual discussion and agreement, the parties shall execute a final schedule which shall be attached to and made a part of this Agreement. Forty-five (45) days prior to the beginning of each calendar quarter, SELLER will issue a month-by-month delivery schedule for the previously-agreed quarterly volumes. On the basis of the monthly schedule, and within one (1) week of its receipt, BUYER will release firm purchase orders. SELLER must, in a signed writing, accept or propose revisions, to such purchase orders within one (1) week of issuance by BUYER. SELLER may, at its sole discretion, accept a purchase order from any of BUYER’S subsidiaries or affiliates, but the terms and conditions of this Agreement shall govern the subsidiary’s or affiliate’s purchase of Goods and BUYER shall remain directly obligated to fulfill all of its responsibilities under this Agreement as if BUYER had issued the purchase order. Any sales to subsidiaries or affiliates of BUYER shall be counted in determining the Parties’ compliance with their purchase and sale obligations.”
     (e) Section 4 — New Section. A new section 4(c) shall be added as follows:
“(c). Delivery, title and risk of loss.
Delivery shall occur FCA BUYER’s designated carrier in Fremont, California or the Port of Oakland, California. Passage of title and risk of loss from SELLER to BUYER shall occur upon delivery.”
     (f) Section 11(n) - New section. A new section 11(n) shall be added as follows:
“(c). Term.
The term of this agreement shall commence upon mutual execution by the parties hereto and shall expire automatically on December 31, 2012 unless earlier extended by mutual agreement.”
3. Amendment of Exhibits.
          (a) Exhibit A – Product Description and Specifications. Exhibit A of the Agreement is hereby deleted in its entirety and replaced by Appendix A of this Amendment.
          (b) Exhibit B – Committed Volumes and Options. Exhibit B of the Agreement is hereby deleted in its entirety and replaced by Appendix B of this Amendment.

          (c) Exhibit C – Pricing. Exhibit C of the Agreement is hereby deleted in its entirety.
4. Miscellaneous.
          (a) Ratification of Agreement. The Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
          (b) Entire Agreement. The Agreement, as amended by this Amendment, reflects the entire agreement between the Parties and supersedes all prior or contemporaneous agreements between the Parties with respect to the subject matter of the Agreement.
          (c) Severability. If any term or provision of this Amendment or the application thereof to any person or circumstance shall to any extent be found to be invalid, void, or unenforceable, the remaining provisions of this Amendment and any application thereof shall, nevertheless, continue in full force and effect without being impaired or invalidated in any way.
          (d) Waiver. No waiver of any violation or nonperformance of this Amendment in one instance shall be deemed to be a waiver of any violation or nonperformance in any other instance. All waivers must be in writing.
          (e) Representations. Each Party warrants that it has the authority to enter into this Amendment and perform its obligations hereunder, and its performance hereunder will not conflict with, or cause a breach of, any other agreement to which it is a party.
          (f) Headings. The headings used herein are for the purpose of convenience only and shall not be used to construe the meaning of this Amendment in any respect.
          (g) Governing Law. This Amendment and the construction and interpretation thereof, shall be governed by, construed and enforced in accordance with the law of the State of California without application of its choice of law rules.
          (h) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, BUYER and SELLER executed this Amendment as of the date first written above.

SOLYNDRA INC.:	SOLAR POWER INC.:

a Delaware corporation	a California corporation

By:	By:

Signature	Signature

Name	Name

Date	Date

Address:	Address: